EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555

PERFICIENT COMPLETES ACQUISITION OF SUNDOG INTERACTIVE
~Company Raises Second Quarter Revenue and Full Year Revenue and Adjusted Earnings Guidance~

SAINT LOUIS, MO (May 22, 2019) - Perficient, Inc. (NASDAQ: PRFT) (“Perficient”), the leading digital transformation consulting firm serving Global 2000 and other large enterprise customers throughout North America, today announced it has completed the acquisition of Sundog Interactive, Inc., a $14 million marketing and technology consulting firm that delivers Salesforce solutions for the world’s leading manufacturers. The signing of the definitive agreement was previously announced on May 13, 2019.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See “Safe Harbor Statement” below.

As a result of the acquisition and continued organic strength, Perficient is raising its second quarter 2019 revenue guidance range from $132 million to $138 million to $135 million to $140 million and adjusting second quarter GAAP earnings per share from $0.22 to $0.25 to $0.21 to $0.24, reflecting the impact of transaction costs. We are also reaffirming that second quarter adjusted earnings per share (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share guidance) is expected to be in the range of $0.46 to $0.49.
Additionally, Perficient is raising its previously provided full year 2019 revenue guidance range from $535 million to $560 million to $545 million to $570 million, reaffirming its 2019 GAAP earnings per share guidance range of $0.90 to $1.02 and raising its 2019 adjusted earnings per share (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share guidance) guidance range from $1.80 to $1.92 to $1.82 to $1.94.
About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting, and creative capabilities, Perficient and its Perficient Digital agency deliver vision, execution, and value with outstanding digital experience, business optimization, and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers, and partners; and reduce costs. Perficient's professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Adobe Premier Partner, Platinum Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, an Advanced Pivotal Ready Partner, a Gold Salesforce Consulting Partner, and a Sitecore Platinum Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2019. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading “Risk Factors” in our most recently filed annual report on Form 10-K, and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic and political uncertainty on our business;
(3) risks associated with potential changes to federal, state, local and foreign laws, regulations and policies;
(4)    risks associated with the operation of our business generally, including:

a)	client demand for our services and solutions;

b)	maintaining a balance of our supply of skills and resources with client demand;

c)	effectively competing in a highly competitive market;

d)	protecting our clients’ and our data and information;

e)	risks from international operations including fluctuations in exchange rates;

f)	changes to immigration policies;

g)	obtaining favorable pricing to reflect services provided;

h)	adapting to changes in technologies and offerings;

i)	risk of loss of one or more significant software vendors;

j)	making appropriate estimates and assumptions in connection with preparing our consolidated financial statements;

k)	maintaining effective internal controls; and

l)	changes to tax levels, audits, investigations, tax laws or their interpretation;
(5)   risks associated with managing growth organically and through acquisitions;
(6)   risks associated with servicing our debt, the potential impact on the value of our common stock from the conditional conversion features of our debt and the associated convertible note hedge transactions;
(7) legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information; and
(8)   the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. Perficient provides these non-GAAP financial measures as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  For a reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see the table below entitled “Reconciliation of GAAP to Non-GAAP Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure and how they are calculated, please see Perficient’s filings with the SEC.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)

	Q2 2019		Full Year 2019
	Low end of adjusted goal	High end of adjusted goal	Low end of adjusted goal	High end of adjusted goal
GAAP EPS	$0.21	$0.24	$0.90	$1.02
Non-GAAP adjustment (1):
Non-GAAP reconciling items	0.32	0.32	1.21	1.21
Tax effect of reconciling items	(0.07)	(0.07)	(0.29)	(0.29)
Adjusted EPS	$0.46	$0.49	$1.82	$1.94

(1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, amortization of debt discount and issuance costs, acquisition costs, and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by fully diluted shares. Perficient currently expects its Q2 2019 and full year 2019 GAAP effective income tax rate to be approximately 28% and 24%, respectively.